Exhibit 10.1

THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of April 14, 2020 (this “Amendment”), is entered into among FREIGHTCAR AMERICA, INC., a Delaware corporation (the “Company”), JAC OPERATIONS, INC., a Delaware corporation (“JAC”), FREIGHT CAR SERVICES, INC., a Delaware corporation (“FCS”), JOHNSTOWN AMERICA, LLC, a Delaware limited liability company (“Johnstown”), FREIGHTCAR RAIL SERVICES, LLC, a Delaware limited liability company (“FCRS”), FREIGHTCAR ROANOKE, LLC, a Delaware limited liability company (“Roanoke”), FREIGHTCAR ALABAMA, LLC, a Delaware limited liability company (“Alabama”) (each of the Company, JAC, FCS, Johnstown, FCRS, Roanoke, and Alabama, may be referred to herein individually, as a “Borrower” and collectively, as the “Borrowers”), FREIGHTCAR SHORT LINE, INC., a Delaware corporation (“FCSL”) and FCAI HOLDINGS, LLC, a Delaware limited liability company (“FCAI” and with FCSL, the “Guarantors”) (collectively, together with the Borrowers, the “Loan Parties”) and BMO HARRIS BANK N.A.,  as Lender (in such capacity, together with its successors and assigns in such capacity, the “Lender”).

Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Loan Parties and the Lender are parties to that certain Credit and Security Agreement, dated as of April 12, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan Parties have requested and, subject to the terms and conditions set forth herein, the Lender has agreed to amend the Credit Agreement as set forth herein;

 NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1. Amendments to Credit Agreement. As of the Third Amendment Effective Date (as defined below):

(a)Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act and applicable rules and regulations, as amended from time to time.

“CARES Forgivable Uses” means uses of proceeds of an SBA PPP Loan that are eligible for forgiveness under Section 1106 of the CARES Act.

“CARES Payroll Costs” means “payroll costs” as defined in 15 U.S.C. 636(a)(36)(A)(viii) (as added to the Small Business Act by Section 1102 of the CARES Act).

“SBA” means the U.S. Small Business Administration.

“SBA PPP Loan” means a loan incurred by the Company under 15 U.S.C. 636(a)(36) (as added to the Small Business Act by Section 1102 of the CARES Act).

“SBA PPP Loan Date” means the date on which the Company receives the proceeds of the SBA PPP Loan.

“Small Business Act” means the Small Business Act (15 U.S. Code Chapter 14A – Aid to Small Business).

 (b)Article VII of the Credit Agreement is hereby amended by adding a new Section 7.22 as follows:

7.22.  CARES Act Covenants.

(a) (i)The Loan Parties shall (A) use all of the proceeds of the SBA PPP Loan exclusively for CARES Forgivable Uses in the manner required under the CARES Act to obtain forgiveness of the largest possible amount of the SBA PPP Loan, which as of the date hereof requires that the Company use not less than 75% of the SBA PPP Loan proceeds for CARES Payroll Costs and (B) use commercially reasonable efforts to conduct their business in a manner that maximizes the amount of the SBA PPP Loan that is forgiven.

(b)Notwithstanding anything contained in this  Agreement to the contrary, the Loan Parties shall maintain the proceeds of the SBA PPP Loan in a deposit account that does not sweep funds and apply them to the Obligations.

(c)The Loan Parties shall (A) maintain all records required to be submitted in connection with the forgiveness of the SBA PPP Loan, (B) apply for forgiveness of the SBA PPP Loan in accordance with regulations implementing Section 1106 of the CARES Act within 30 days after the last day of the eight week period immediately following the SBA PPP Loan Date and (C) provide the Lender with a copy of its application for forgiveness and all supporting documentation required by the SBA or the SBA PPP Loan lender in connection with the forgiveness of the SBA PPP Loan.

(c)Section 8.01 of the Credit Agreement is hereby amended by deleting the phrase “and” at the conclusion of clause (p), replacing the phrase “.” at the end of clause (q) with “; and”, and inserting a new clause (r) as follows:

“(r) unsecured Indebtedness in the form of the SBA PPP Loan the aggregate principal amount of which does not exceed $10,000,000 at any time.”

(d)Section 9.01(b) of the Credit Agreement is hereby amended by deleting Section 9.01(b) in its entirety and replacing it with the following:

“(b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained (i) in any of Sections 7.01(a), 7.01(b), 7.01(c), 7.02(a), 7.02(b), 7.03(a), 7.05, 7.10, 7.11, 7.21 or 7.22 or Article VIII, or (ii) of Sections 7.02(c) or 7.07 and such failure continues for three (3) or more Business Days; or”

(e)Schedule 6.08(b)(2) of the Credit Agreement is hereby amended by deleting the entire row thereof containing the reference to the property leased by FreightCar Roanoke, LLC at 830 Campbell Avenue, SE Roanoke, VA 24013 in Roanoke County in its entirety.

2. Effectiveness; Conditions Precedent. This Amendment shall be effective upon the satisfaction of the following conditions precedent (such date, the “Third Amendment Effective Date”):

(a)Receipt by the Lender of the executed counterparts of this Amendment executed by the Loan Parties and the Lender.

(b)The representations and warranties contained in Article VI of the Credit Agreement and each other Loan Document, shall be true and correct in all material respects, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, (ii) to the extent that such representations and warranties are qualified by materiality or Material Adverse Effect, in which case they shall be true and correct in all respects, and (iii) the representations and warranties contained in subsections (a) and (b) of Section 6.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.01 of the Credit Agreement.

(c)Borrowers shall have paid all fees, charges and disbursements of counsel to the Lender (directly to such counsel if requested by the Lender) pursuant to the Credit Agreement to the extent invoiced at least one (1) Business Day prior to or on the date hereof.

3. Reaffirmation by Loan Parties.

(a) All the Loan Documents are hereby ratified, approved, reaffirmed and confirmed in all respects.  Without limiting the foregoing, each of the Borrowers and the other Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Loan Documents to which it is a party as security for the Obligations under or with respect to the Credit Agreement, and confirms and agrees that such liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Credit Agreement or any other Loan Document.  The Borrowers and other Loan Parties each further agrees and reaffirms that the Loan Documents to which it is a party now apply to all Obligations as defined in the Credit Agreement, (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with this Amendment, the Credit Agreement or any other Loan Document). Each such party (i) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed and/or delivered in connection herewith and (ii) consents to the terms and conditions of same.

(b) Neither the Borrowers nor any other Loan Party has any rights of offset, defenses, claims, counterclaims or challenges against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof as of the date hereof.  Each of the Borrowers and the other Loan Parties further agrees that, to the extent any such offset, defenses, claims, counterclaims or challenges against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof of any kind exists as of the date hereof, each of the Borrowers and the other Loan Parties hereby waives and releases each and all of them in consideration for the Lender entering into this Amendment.

(c) Neither this Amendment nor any other agreement executed in connection herewith or pursuant to the terms hereof, nor any actions taken pursuant to this Amendment or such other agreement shall be deemed to waive or cure any Default or any other Events of Default which may now or hereafter exist under the Loan Documents  (other than the waiver pursuant to Section 1 hereof) or of any rights or remedies in connection therewith or with respect thereto, it being the intention of the parties hereto that the obligations of Loan Parties under the Loan Documents are and shall remain in full force and effect.

4. No Waiver; Loan Documents.

(a) Other than the waiver pursuant to Section 1 hereof, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents and shall not be deemed to prejudice any right or rights which the Lender may now have or may have in the future under or in connection with any Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) Except as expressly stated herein, the Lender reserves all rights, privileges and remedies under the Loan Documents, and the Credit Agreement and other Loan Documents remain unmodified and in full force and effect in accordance with their terms.  This Amendment is a Loan Document, and, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document, nor, is it to be construed as a release, waiver or modification of any of the terms, conditions, representations, warranties or covenants set forth in the Loan Documents, except as expressly stated herein.  Other than the waiver pursuant to Section 1 hereof, nothing contained in this Amendment shall constitute a waiver of any rights or remedies of the Lender under the Loan Documents, in equity or at law.

5. Representations and Warranties. Each Loan Party represents and warrants as follows:
(h) It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(b)This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization and other similar laws relating to or affecting creditors’ rights generally and general principles of equity (whether considered in a proceeding in equity or law).

(c)No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Loan Party of this Amendment, other than those that have been duly obtained or made and which are in full force and effect, or if not obtained or made, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(d)The execution and delivery of this Amendment does not (i) contravene the terms of its Organization Documents or (ii) violate any material applicable Law, except, with respect to the foregoing clause (ii), to the extent such contravention could not reasonably be expected to have a Material Adverse Effect.

(e)After giving effect to this Amendment (i) the representations and warranties set forth in Article VI of the Credit Agreement and in each other Loan Document, are true and correct in all material respects (except to the extent such representations and warranties are already qualified by materiality or Material Adverse Effect, which representations and warranties shall be true and correct in all respects) as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they are true and correct in all material respects as of such earlier date and (ii), no Default or Event of Default exists as of the date hereof.

(f)After giving effect to this Amendment and the other transactions related thereto, Company and its Subsidiaries, on a consolidated basis, are Solvent.

(g) Since the Closing Date, (i) no new Loan Parties or Subsidiaries have been formed or acquired, other than FCAI and Designated Entities, (ii) the address of the principal place of business, the chief executive office and the location of books and records of each Loan Party has not changed, except as otherwise specified in writing to the Lender, and (iii) no Loan Party has changed its name or jurisdiction of organization.

6. Release.  Each Loan Party hereby remises, releases, acquits, satisfies and forever discharges the Lender, its affiliates, agents, employees, officers, directors, members, shareholders, partners, predecessors, attorneys, other advisors and all other Persons acting or purporting to act on behalf of or at the direction of the Lender (the foregoing, collectively, the “Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, and whether known or unknown, in each case, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts relating to, or in connection with or arising out of the Loan Documents or the transactions contemplated thereby and taken or existing on or prior to the date hereof.  Without limiting the generality of the foregoing, each Loan Party waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof relating to, or in connection with or arising out of the Loan Documents or the transactions contemplated thereby, including, but not limited to, the rights to contest: (a) the right of the Lender to exercise its rights and remedies described in this Amendment, the Credit Agreement or the other Loan Documents; (b) any provision of this Amendment, the Credit Agreement or the other Loan Documents; or (c) the conduct of the Lender or any other Releasees relating to, in connection with, or arising out of the Credit Agreement or any of the other Loan Documents on or prior to the date hereof.

7. Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Amendment by facsimile or other secure electronic format (.pdf) shall be effective as an original.

8. Governing Law; Submission to Jurisdiction; Waiver of Jury Trial. The terms and provisions of Sections 10.13  (“Governing Law; Jurisdiction; Etc.”) and 10.14  (“Waivers of Jury Trial”) of the Credit Agreement are hereby incorporated herein by reference, mutatis mutandis, with the same force and effect as if fully set forth herein, and the parties hereto agree to such terms.

9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
10. Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11. Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12. Loan Document. This Amendment constitutes a “Loan Document” under and defined in the Credit Agreement and is subject to the provisions therein regarding Loan Documents.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWERS:

FREIGHTCAR AMERICA, INC.

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

JAC OPERATIONS, INC.

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

FREIGHT CAR SERVICES, INC.

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

JOHNSTOWN AMERICA, LLC

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

FREIGHTCAR RAIL SERVICES, LLC

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit and Security Agreement]

FREIGHTCAR ROANOKE, LLC

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

FREIGHTCAR ALABAMA, LLC

By: /s/ Chris Eppel
Name: Chris Eppel

GUARANTORS:

FREIGHTCAR SHORT LINE, INC.

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

FCAI HOLDINGS, LLC

By: /s/ Chris Eppel
Name: Chris Eppel
Title: Chief Financial Officer

[Signature Page to Third Amendment to Credit and Security Agreement]

LENDER:

BMO HARRIS BANK N.A.,  as Lender

By: /s/ Jason Hoefler
Name: Jason Hoefler
Title: Managing Director

[Signature Page to Third Amendment to Credit and Security Agreement]